As filed with the Securities and Exchange Commission on March 4, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
 (Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
 (Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2008

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

February 5, 2009

Dear Fellow Shareholder:

In an extremely weak quarter for the entire stock market, the Fund posted a fourth quarter decline of -26.31%. This quarter capped what had already been a disappointing year, resulting in full calendar year 2008 performance of -40.23%. This performance lagged that of the S&P 500 Index which declined by -21.94% for the fourth quarter and by -37.00% in calendar 2008. The Fund’s Net Asset Value on 12/31/08 was $28.91.

Disclosure Note:

For your information, for the period ended December 31, 2008, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were -40.23%, -5.85%, 3.17% and 4.96%, respectively. For the same periods the returns for the S&P 500 Index were -37.00%, -2.19%, -1.38% and 4.10%.

Gross Expense Ratio:      1.33%
Net Expense Ratio:          1.10%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com . The funds impose a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

**  The Advisor has contractually agreed to reimburse expenses for an indefinite period. In addition, the Advisor will voluntarily reimburse the Fund for expenses in excess of
           0.99%, indefinitely.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11,1997. Prior to those dates, the Fund was managed by another advisor.

One small recompense last year was that the Fund had no capital gains. Indeed, there is now a significant realized capital loss. This loss will be carried forward, and will benefit shareholders by offsetting any future capital gains as profitable holdings are sold in the future.

We certainly recognize and have experienced directly the pain of the stock market in 2008. We also know that historically, bad stock markets are followed by much better ones. Typically, the greater the decline, the greater the rebound, once markets rally.

MATRIX ADVISORS
VALUE FUND, INC.

We urge you to read the accompanying Commentary, as well as the Ideas About Investing which follows the Commentary, for more detail on why we believe the stock market should experience a healthy rebound in 2009.

Finally, as we have discussed in the past, Matrix partners, associates and families have significant holdings in the
Fund, and expect to continue to add to our holdings during this period of extreme market weakness.

Thank you for your patience, support and confidence. We wish you a healthy, happy and prosperous 2009.

Best regards.
Sincerely,

David A. Katz, CFA
Fund Manager

Mutual fund investing involves risk. Principal loss is possible.

The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility.

Past performance does not guarantee future results.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. (2/09)

MATRIX ADVISORS
VALUE FUND, INC.

Capital Markets Commentary and Quarterly Report:
4th Quarter and 2008 Annual Review

“Nowhere to run, nowhere to hide . . .”

– Laura Nyro
Overview

If there was a bull market in anything last year, it was in the amount of print and voice dedicated to analyzing the train wreck that was 2008.

The year 2008 will go down as a bad year of epic proportions. Simply stated, there were no shelters from the storm, almost no asset classes that bucked the severe negative trend. It was in short an equal opportunity horrific investment year, not only for the stock market, but for all major asset classes, including most bonds, commodities and real estate.

While later in this Commentary we will focus extensively on our outlook for 2009, we want to state upfront our unambiguous, unabashed and highest conviction that 2009 should see a strong recovery for the stock market. We believe it will be a year in which investors should once again feel vindicated for investing in the stock market, benefiting from the extraordinarily attractive valuations for many of America’s strongest companies.

This utmost conviction stands alongside our “line in the sand” calls over the past decade: the unsustainability of Internet stocks in 1998 and 1999; the ripeness for stock market recovery in 2002; the vulnerability of real estate in 2006, and, most recently, the imminent bursting of the oil bubble in mid-2008.

Semi-Annual Review

The past six months for the Fund was a stark contrast between the guarded optimism of the Summer months and the dismal Autumn that followed. During the six months ended December 31, 2008, the Fund declined by -33.88% versus a decline in the S&P 500 Index of -28.48%

Although the Fund had outperformed the Index during the first six months of the year, its cumulative underperformance during the second half of 2008 resulted in a lag for 2008. The Fund declined by -40.23% for all of calendar year 2008, versus a full year decline of -37.00% for the S&P 500 Index.

The overwhelmingly determinant factor during the period was the seizing of financial markets and the havoc that such resulting fear had on the overall stock market from mid September through the latter part of November.

Quarterly Review and 2008 Overview

The fourth quarter was one of the worst in stock market history with the Fund posting a decline of -26.31%. This result underperformed the S&P 500 Index, which declined by -21.94% for the fourth quarter. For the year, the Fund declined -40.23% underperforming the S&P 500 Index, which declined by -37.00%.

MATRIX ADVISORS
VALUE FUND, INC.

While the stock market was negative during the entire year, the overwhelming negative impact of 2008 was felt in the fourth quarter. After struggling back from earlier declines, the market was poised for a move into positive territory as recently as the end of August.

However, as has been well documented, the bottom fell out of the financial system, and, by extension, the stock market in mid-September. The rest of the year became a titanic effort to restore confidence and functionality to the financial system, and then ultimately to the overall economy.

So we witnessed the unprecedented efforts by the various arms of the US Government – the Treasury Department, the Federal Reserve and the Congress – to provide relief to the most vital and beleaguered sectors of the economy.

Careful observers of the financial system have detected signs of the growing effectiveness of these efforts to restore liquidity and the extension of credit. By year end there were dramatically fewer, lingering concerns about the viability of major financial institutions. Rather, the focus of concern had shifted to the length and intensity of the Recession that had been belatedly declared to have begun in December 2007.

Regardless, the damage to the stock market from mid-September through mid-November was breathtaking. As of November 20, 2008, the date that we believe should mark the bottom of the decline, the peak to trough decline of the S&P 500 was approximately -52%, making it one of the most painful bear market declines in market history.

Even more significantly, the average annual return of the S&P 500 for the 10 years ending November 20, 2008 was -2.65%. This approximately mirrors the worst return for the stock market, during the Depression era decade of 1929-1939 (Average annual return from 9/30/29 – 9/30/39 of -2.74%).1 It is also worth recalling that in comparing the two sets of 10 year returns that in the earlier case, not only was the world enmeshed in a severe worldwide Depression, but it had just embarked on World War II. It is hard to equate the macro-economic and geo-political environments of the two periods as being comparable.

Through a Glass Clearly: A look back at our predictions for 2008

It should come as no great surprise that our predictions for 2008 were by and large amiss. While we accurately predicted economic weakness for the first part of the year, we were clearly incorrect in our view that economic recovery was likely to begin in late 2008 (Interestingly, this scenario appeared feasible right up to the financial system meltdown.).

Another casualty of the meltdown was one of our most important forecasts, the recovery of the stock market. Again, just prior to the financial system meltdown, market recovery was looking more feasible, and we were in fact outperforming the market.

Having been blindsided by the financial system meltdown, we also missed on our prediction for interest rates, expecting that a recovering economy would modestly push up interest rates. Of course, the opposite occurred.

1  Source: The Leuthold Group. Stock market returns for this period are a combination of the S&P 500 and the Cowles Index.

MATRIX ADVISORS
VALUE FUND, INC.

Batter Up: Our Fearless Forecast for 2009

Not since we penned our predictions for 2003 do we provide our annual forecast with the degree of strong conviction that we now offer for 2009.

The economic recession should intensify in the beginning of the year, but it should run its course by the second half of the year. Huge government stimuli, including spending programs and industry protections, are likely to help jump start economic growth.

The most dramatic economic story of the year should be the about face of the stock market following one of its worst years in history. We believe that markets should rise as investor focus shifts to the eventuality of economic recovery. We feel the rise should be broad based, with many of the more beleaguered sectors of the market in 2008, such as industrial and technology stocks, playing leading roles.

We believe the U.S. equity market is likely to emerge as the asset class of choice in 2009, recovering stronger and sooner than international markets. Real estate should continue to struggle, with commercial real estate, particularly retail and office properties, feeling significant downside pressure in many markets.

Fund Performance

As might be expected from such a horrific quarter, there were declines in all sectors of the Fund’s portfolio, mirroring the universal negativity of the overall market.

There were however areas of relatively better performance. Health care in general proved to be significantly more protective, with Bristol Myers and Wyeth even managing to post gains during the quarter.

Otherwise though, the picture was bleak. Financial stocks were clearly the worst performing sector, with technology also faring conspicuously poorly. Energy, retail and Old Economy stocks were less painful, but all were down quite substantially.

The one silver lining in the cloud came from new fourth quarter purchases of Johnson Controls and Rockwell Automation, and the repurchase of Western Union, all of which rose after their purchase.

The only full sale for investment purposes (as opposed to tax mitigation-driven sales) was 3M, where we believed that the relative strength enjoyed by the stock was not sustainable, given the greater pain inflicted on comparable companies. The Fund also sold off a portion of its Covidien and Wal-Mart positions as a source of cash to purchase far more battered stocks.

Looking forward, we reiterate the optimistic conviction for 2009 stated earlier in this letter. Our optimism is not based on wishful thinking, but rather a realistic assessment of the opportunity that exists for stocks given the pain already inflicted to both the economy and to the stock market.
Having delivered Depression-era market returns without the Depression, the market, in our view has little place to go but up. Valuations are historically low, especially considering interest and inflation rates. And while corporate earnings are certainly going to decline, we believe such declines are priced into their stocks’ valuations.

Our conviction, not only for the overall market but also for the Fund in particular, is bolstered by the fact that the gap from current market prices to the intrinsic value of our holdings, is at an all time high.

MATRIX ADVISORS
VALUE FUND, INC.

The economy should respond to the stimuli that the Government is providing, and investors who spent 2008 on a deathwatch for the economy and the market should increasingly view the stock market through the half full glass of eventual economic recovery. Since many might view the stock market’s results as a referendum on the effectiveness of the new Obama Administration’s efforts to revive the economy, there is likely to be a rooting interest in the stock market in 2009 that transcends investment performance.

It has often been noted that we Americans relish knocking our icons off their pedestals. But then, having done so, our people rejoice in their redemption. We think that much the same is likely to mark the shift of the stock market from 2008 to 2009. The market has certainly been knocked off its pedestal. Arguably it is down on the canvas.

But there are a great many reasons why investors, companies, regulators and citizens could be rooting for the market in 2009. Much in the same way that fearful behavior became self-fulfilling last year, we think that empowered optimism should help to redeem the stock market this year.

*	*	*

As we typically do, we will focus in the Fund’s year end installment of Ideas About Investing on the lessons to be learned from 2008, and to be applied in 2009. We urge you to continue reading.

While we find ourselves increasingly enveloped by winter, we take some comfort, especially this year, in the opportunity for renewal which the calendar provides. The new year offers a clean slate and a new start, and not just in the stock market.

New years are a time for reflection about one’s priorities and values. All of us at Matrix wish our fellow shareholders in the Fund only good things for the new year: good health, joy, fulfillment, serenity and, yes, prosperity.

For us, as we take stock in the new year, we quickly focus on the profound gratitude that we have for those who have given us their trust and confidence. While we cannot control the day to day gyrations of the stock market, we do know that our shareholders’ interests guide us and are fixed as our first priority at all times of the year.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

Looking back, taking stock: Lessons from 2008

1.	Marketscan climb a wall of worry, but not a wave of panic.

Beginning fairly early in 2008, we began opining that we believed the economy had slipped into recession in the latter part of 2007. That judgment underscored a belief that markets could begin to rally in mid year as the market would begin to anticipate economic recovery.

That thesis seemed to be playing out as the market did indeed begin to start erasing previous declines during the summer. However, as we know, the financial system meltdown changed everything.

Why do we mention this at all? Because as we contemplate the end of 2008 and face the new year, we are to a large extent back to where we were at the beginning of 2008 (with a great deal of market pain being a key point of distinction). Now we have more certainty that the economy did in fact slide into recession in December 2007, and that we have already had a year of recession.

We believe the financial system scare is largely behind us – not that all financial issues are by any means over. But much of the panic is gone, and worry has returned.

As we saw in the latter part of 2008, panic will send markets sharply lower. Conversely, markets can and do rise despite more traditional worries. If we are back to concerns about the length and intensity of the current
Recession, those concerns should not prevent the stock market from climbing the proverbial wall of worry, particularly since historically markets begin to recover at just past the midpoint of a recession.

If, as we believe, this Recession runs through mid 2009, then we have passed its midpoint. Stay tuned.

2.	Shakeoff the “bubble” mentality: nothing is forever, including bad news.

We have noted in the recent past how frequently investors have been caught up in bubble frenzies. While the typical bubble is one characterized by euphoria, we have also suggested that 2008 could reasonably be characterized as a bubble of despair.

In both cases, one important common thread is the expectation that the status quo continues indefinitely. Whether it is runaway real estate prices in overheated markets or $147 per barrel oil, there is no shortage of pundits who can not only rationalize the current state of affairs, but also provide great conviction as to why this state of affairs continues and even intensifies into the future.

We saw and heard much of the same rationalizations this past year. Bad news was going to pervade our economy and, of course, the stock market for years to come. When recovery would finally begin, it would be slow, tepid and long in unfolding.

MATRIX ADVISORS
VALUE FUND, INC.

Not surprisingly, this is completely at variance with the preponderant weight of economic and market experience. It does however validate inaction by an investor, who might become convinced that there is no urgency to take any steps designed to recoup investment losses.

The result is to wait for proof or validation that it is once again desirable to be a stock market investor. In the meantime, the overwhelming likelihood is that the market has moved upward, foreclosing a full recovery to one still on the sidelines.

Difficult environments have historically been followed by commensurately robust recoveries. The recovery that we envision for 2009 would in our view be no different. What is important is not to enshrine the travails of 2008 as representing the likely state of affairs for the long haul. We believe the dynamism of our economy and the stock market is likely to make that posture look quite wrong.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (6/30/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$661.20	$1,020.20
Expenses Paid During Period1	$4.16	$5.05

1  Expenses are equal to the Fund’s annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Consumer Durables	19.4%
Consumer Non-Durables	5.8%
Energy	14.6%
Finance	13.0%
Industrial	9.7%
Medical	9.3%
Materials	2.7%
Technology	24.7%
99.2%
Cash	0.8%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of December 31, 2008.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2008 – (Unaudited)

SHARES		VALUE
COMMON STOCKS – 100.2%

ADVERTISING: 1.2%
35,000	Omnicom Group, Inc.	$942,200
AUTO COMPONENTS: 1.7%
76,000	Johnson Controls, Inc.	1,380,160
BANK (MONEY CENTER): 3.1%
150,000	Citigroup, Inc.	1,006,500
48,100	JPMorgan Chase & Co.	1,516,593
		2,523,093
BANK (PROCESSING): 3.3%
95,000	Bank Of New York Mellon Corp	2,691,350
BANK (SUPER REGIONAL): 3.0%
177,084	Bank of America Corp.	2,493,343
CABLE TELEVISION: 3.8%
191,000	Comcast Corp.	3,084,650
COMPUTERS AND PERIPHERALS: 2.8%
226,000	Dell, Inc. *	2,314,240
COMPUTER SOFTWARE AND SERVICES: 3.7%
158,000	Microsoft Corp.	3,071,520
DIVERSIFIED OPERATIONS: 5.6%
148,000 .	General Electric Co	2,397,600
102,000	Tyco International Ltd.	2,203,200
		4,600,800
DRUG: 7.3%
81,000	Bristol-Myers Squibb Co.	1,883,250
56,200	Pfizer, Inc.	995,302
84,000	Wyeth	3,150,840
		6,029,392
DRUG STORE: 3.1%
102,000	Walgreen Co.	2,516,340

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2008 – (Unaudited), Continued

SHARES		VALUE
ELECTRICAL EQUIPMENT: 1.3%
32,400	Rockwell Automation, Inc.	$1,044,576
ELECTRONIC COMPONENTS: 1.7%
86,575	Tyco Electronics Ltd.	1,403,381
FINANCIAL SERVICES: 2.2%
59,000	American Express Co.	1,094,450
50,000	Western Union Co.	717,000
		1,811,450
HOTELS/GAMING/CRUISE LINES: 2.9%
98,000	Carnival Corp.	2,383,360
HUMAN RESOURCES: 2.9%
199,000	Monster Worldwide, Inc. *	2,405,910
HYPERMARKETS & SUPERCENTERS: 2.8%
40,800	Wal-Mart Stores, Inc.	2,287,248
INTERNET: 4.2%
135,000	eBay, Inc. *	1,884,600
125,000	Yahoo! Inc. *	1,525,000
		3,409,600
MEDICAL SUPPLIES: 2.0%
46,200	Covidien Ltd.	1,674,288
METALS AND MINING: 2.7%
196,000	Alcoa, Inc.	2,206,960
MULTIMEDIA: 3.4%
279,000	Time Warner, Inc.	2,806,740
OIL/GAS (DOMESTIC): 3.8%
47,800	Devon Energy Corp.	3,140,938
PETROLEUM (INTEGRATED): 8.0%
45,500	Chevron Corp.	3,365,635
61,800	ConocoPhillips	3,201,240
		6,566,875

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2008 – (Unaudited), Continued

SHARES		VALUE
PETROLEUM (REFINING): 3.0%
112,100	Valero Energy Corp.	$2,425,844
PRINTING & PUBLISHING: 3.2%
113,000	The McGraw-Hill Companies, Inc.	2,620,470
RETAIL (SPECIAL LINES): 3.5%
160,000	Staples, Inc.	2,867,200
SECURITIES BROKERAGE: 2.4%
124,000	Morgan Stanley	1,988,960
SEMICONDUCTOR: 5.4%
122,000	Analog Devices, Inc.	2,320,440
145,000	Intel Corp.	2,125,700
		4,446,140
SEMICONDUCTOR (CAPITAL EQUIPMENT): 2.7%
180,000	Novellus Systems, Inc. *	2,221,200
TELECOMMUNICATIONS (EQUIPMENT): 3.5%
178,000	Cisco Systems, Inc. *	2,901,400
TOTAL COMMON STOCKS (Cost $114,118,828)		82,259,628
SHORT TERM INVESTMENTS: 0.8%
674,276	Fidelity Institutional Money Market Portfolio	674,276
TOTAL SHORT TERM INVESTMENTS (Cost $674,276 )		674,276
TOTAL INVESTMENTS (Cost $114,793,104): 101.0%		82,933,904
LIABILITIES IN EXCESS OF OTHER ASSETS: (1.0%)		(810,068)
TOTAL NET ASSETS: 100.0%		$82,123,836

* Non-Income Producing.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
At December 31, 2008 (Unaudited)
ASSETS
Investments in securities, at value (cost $114,793,104)	$82,933,904
Receivables:
Fund shares sold	60,199
Dividends and interest	116,450
Prepaid expenses and other assets	9,337
Total assets	83,119,890

LIABILITIES
Payable to Advisor	35,899
Payable for investments purchased	106,299
Payable for Fund shares repurchased	786,556
Accrued expenses and other liabilities	67,300
Total liabilities	996,054

NET ASSETS	$82,123,836
Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	2,840,250

Net Asset Value, Offering Price and Redemption Price Per Share	$28.91

COMPOSITION OF NET ASSETS●
Paid-in capital	$122,479,228
Undistributed net investment income	770,679
Accumulated net realized loss on investments	(9,266,871)
Net unrealized depreciation on investments	(31,859,200)

NET ASSETS	$82,123,836

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Six Months Ended December 31, 2008 (Unaudited)
INVESTMENT INCOME

INCOME
Dividend income	$1,243,989
Interest income	15,230
Total income	1,259,219

EXPENSES
Advisory fees	501,071
Administration fees	72,869
Shareholder servicing fees and accounting fees	42,890
Professional fees	24,990
Chief Compliance Officer fees	23,578
Custodian fees	18,328
Reports to shareholders	12,794
Federal and State registration fees	13,094
Directors fees and expenses	10,020
Other expenses	4,931
Total operating expenses	724,565
Less: Expense reimbursement by Advisor	(228,505)
Net operating expenses	496,060
Net investment income	763,159

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss from security transactions	(4,141,449)
Net change in unrealized depreciation on investments	(36,368,267)
Net realized and unrealized loss on investments	(40,509,716)

Net decrease in net assets resulting from operations	$(39,746,557)

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2008	YEAR ENDED JUNE 30, 2008
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$763,159	$1,525,893
Net realized gain (loss) on investments	(4,141,449)	1,027,273
Net change in unrealized depreciation of investments	(36,368,267)	(34,055,448)
Net decrease in net assets resulting from operations	(39,746,557)	(31,502,282)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(698,354)	(1,569,759)
Realized gain on investments	–	(32,230,798)
Total distributions to shareholders	(698,354)	(33,800,557)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,388,112	28,191,961
Proceeds from reinvestment of distribution	671,964	32,934,320
Cost of shares redeemed	(18,591,240)	(103,978,738)
Redemption fees	2,577	15,432
Net increase (decrease) from capital share transactions	471,413	(42,837,025)

Total decrease in net assets	(39,973,498)	(108,139,864)

NET ASSETS
Beginning of period	122,097,334	230,237,198

End of period (includes undistributed net investment income
of $770,679 and $705,874, respectively)	$82,123,836	$122,097,334

CHANGE IN SHARES
Shares outstanding, beginning of period	2,765,991	3,622,534
Shares sold	605,461	526,221
Shares issued on reinvestment of distributions	24,750	612,178
Shares redeemed	(555,952)	(1,994,942)
Shares outstanding, end of period	2,840,250	2,765,991

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year
	SIX MONTHS ENDED DECEMBER 31,		YEARS ENDED JUNE 30,
	2008		2008	2007		2006	2005	2004
	(Unaudited)
Net asset value, beginning of period	$44.14		$63.56	$51.89		$51.94	$54.02	$44.39
Income from investment operations:
Net investment income	0.28		0.53	0.36		0.43	0.54	0.18 (c)
Net realized and unrealized
gain (loss) on investments		(15.25)	(9.77)	14.96		1.69	(1.39)	9.65 (c)
Total from investment operations		(14.97)	(9.24)	15.32		2.12	(0.85)	9.83
Less distributions:
Dividends from net investment income		(0.26)	(0.48)	(0.49)		(0.35)	(0.42)	(0.21)
Distributions from realized gains	—		(9.70)	(3.16)		(1.82)	(0.81)	0.00
Total distributions		(0.26)	(10.18)	(3.65)		(2.17)	(1.23)	(0.21)
Paid-in capital from redemption fees (Note 2)	—		— (a)	—	(a)	— (a)	— (a)	0.01
Net asset value, end of period	$28.91		$44.14	$63.56		$51.89	$51.94	$54.02
Total return	(33.88	%)**	(16.98%)	30.54%		4.09%	(1.61%)	22.21%
Ratios/supplemental data:
Net assets, end of period (millions)	$82.1		$122.1	$230.2		$160.5	$240.4	$315.9
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.45	%*	1.33%	1.30%		1.32%	1.29%	1.26%
After expense reimbursement	0.99	%*	0.99%	0.99%		0.99%	0.99%	0.99%
Interest Expense	—		0.01%	0.00	%(b)	—	—	—
Ratio of net investment income
to average net assets:
Before expense reimbursement	1.07	%*	0.58%	0.37%		0.27%	0.69%	0.24%
After expense reimbursement	1.53	%*	0.92%	0.68%		0.60%	0.99%	0.51%
Portfolio turnover rate	29	%**	43%	52%		28%	18%	17%

(a)	less than 0.01.
(b)	Interest expense was less than 0.01%
(c)	Numbers have been restated from $0.94 to $0.18 and from $8.89 to $9.65, respectively. This has no impact on theFund’s net assets,net asset value or total return.
*	Annualized.
**	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940. Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

B.	Shares Valuation.
The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemption or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

C.	Federal Income Taxes.
The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund has adopted FIN 48 effective December 31, 2007. Management of the Funds has reviewed the tax positions for the open tax years ending June 30, 2005 through 2008 and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

D.	Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Because these tax adjustments are made on an annual basis only, for the six months ended December 31, 2008, the Fund has no permanent book-to-tax differences.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. During the six months ended December 31, 2008, the Fund did not borrow under the line of credit.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00%of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund’s average daily net assets. For the six months ended December 31, 2008, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $228,505. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

At December 31, 2008, the cumulative amount available for reimbursement that has been paid and/or waived is $1,966,935. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2009	2010	2011	2012
$649,605	$582,135	$565,879	$228,505

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2008, U.S. Bancorp Fund Services, LLC was paid $72,869, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter.

An employee of U.S. Bancorp Fund Services, LLC served as the Fund’s Chief Compliance Officer until December 31, 2008. The Chief Compliance Officer receives no compensation from the Fund for his services; however, the Administrator was paid $23,578 for six months ended December 31, 2008 for the services of the CCO.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2008, are as follows:

	Purchases	Sales
Common Stock	$ 30,716,405	$ 29,485,580

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$118,341,329
Gross tax unrealized appreciation	13,353,087
Gross tax unrealized depreciation	(8,848,239)
Net tax unrealized appreciation on investments	$4,504,848
Undistributed ordinary income	$705,874
Undistributed long-term capital gains	5,425
Total Distributable Earnings	$711,299
Other accumulated losses	$(5,126,628)
Total Accumulated Earnings/Losses	$89,519

The difference between book basis and tax basis unrealized appreciation on investments is wash sale deferrals.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2008, Matrix Advisors Value Fund, Inc. deferred, on a tax basis, $5,126,628 of Post-October Losses.

The tax character of distributions paid during the fiscal six months ended December 31, 2008 and the fiscal year ended June 30, 2008 were as follows:

	December 31, 2008	June 30, 2008
Distributions Paid From:
Ordinary Income*	$698,354	$7,902,169
Long-Term Capital Gain	$—	$25,898,388
	$698,354	$33,800,557

* For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” effective for fiscal years beginning after November 15, 2007. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Fund adopted SFAS 157 effective July 1, 2008. A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following tables provide the fair value measurements of applicable Fund assets by level within the fair value hierarchy for the Fund as of December 31, 2008. These assets are measured on a recurring basis.
12/31/2008	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant Unobservable inputs (Level 3)
$82,933,904	$82,933,904	—	—

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

NOTE 7 – ACCOUNTING PRONOUNCEMENTS

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION
The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT
The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the “Advisor”) continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”).

At a meeting held on August 28, 2008, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information about the Advisor, including its Form ADV, and comparative information about the Fund’s performance, management fee and expense ratio, and other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period. In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

1)	The nature, extent and quality of services provided by the Advisor.

The Directors reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund’s Advisory Agreement and the quality of those services over the past year. The Directors noted that the services include managing the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Independent Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel. The Independent Directors concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high. The Independent Directors reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had kept the Independent Directors apprised of developments relating to the Fund and the industry in general. The Independent Directors also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)	The performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the one-year, three-year, five-year and ten-year periods ended June 30, 2008. The peer group was selected using data from Lipper, Inc. based on a range of criteria including investment policy, primary distribution channel, structure (no-load funds not charging a 12b-1 fee), and asset size. This peer group was compiled by the Fund’s administrator. The Independent Directors observed that the performance was very favorable for the ten-year period, but was below the median of the peer group for the one-year, three-year and five-year periods. The Board also reviewed the performance of the Fund compared to the S&P 500 Index®, an unmanaged index. The Board noted that the Fund outperformed the Index during the ten-year period, but lagged the Index during the one-year, three-year and five-year periods. After considering all factors related to the performance of the Fund, including the Advisor’s commentary at regular quarterly Board meetings, the Board concluded the Fund’s performance was satisfactory.

3)	The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Director’s consideration of the level of the advisory fee, the Directors considered a number of factors. The Directors compared the level of the advisory fee for the Fund against the advisory fees charged (i) by funds in the peer group, (ii) other funds with an investment policy similar to the Fund’s, that are advised or sub-advised by the Advisor, and (iii) other types of accounts, such as institutional and pension accounts, with a similar investment policy to the Fund’s that are advised or sub-advised by the Advisor. The Directors also considered comparative total fund expenses of the Fund and the peer group. The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

The Board noted that the contract rate of the Fund’s advisory fee was reasonable, but above the median, when compared to the fees of the peer group. However, the Board noted that the Advisor paid significant subsidies to the Fund by limiting the expenses to 0.99%. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years. Ultimately, the Board noted that the Fund’s shareholders paid total expenses that were below the median of the peer group. The Board also reviewed the schedules of fees charged to other advisory clients. While the Board noted that the fees the Advisor charges for the funds it sub-advises and for its managed accounts are generally lower than the Fund’s advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from those for funds where the Advisor serves only as a sub-adviser and for its managed accounts.
The Independent Directors also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Directors reviewed profitability data relating to the Advisor for the year ended June 30, 2008. The Independent Directors concluded that the profitability of the Fund to the Advisor was not excessive. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Independent Directors reviewed the fee schedules of other Funds in the peer group and noted that few funds had access to breakpoints at the Fund’s current asset levels, though some agreements included breakpoints at higher asset levels. The Independent Directors considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that it may not have achieved until the Fund reached much higher asset levels. The Directors determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

5)	Other Factors.

The Board also discussed the Advisor’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Advisor. The Independent Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker/dealer in recognition of research services, the Fund and the Advisor have not entered into any “third party” soft dollar arrangements with brokers whereby the Fund’s brokerage is directed to such brokers in return for research. Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant. The Board and the Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA 747 Third Avenue New York, NY 10017 (Born 1962)	Director; President, and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund’s Advisor, and portfolio manager of the Fund (1996 to present).	1	None

Robert M. Rosencrans * 747 Third Avenue New York, NY 10017 (Born 1927)	Director	Since 1985	Retired; formerly, President of Columbia International, Inc. (cable television developer and operator) (1984 to 2005).	1	None

T. Michael Tucker * 747 Third Avenue New York, NY 10017 (Born 1942)	Director and Chairman	Since 1997	Consultant, Carr Riggs & Ingram, LLP (2005 to present); formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005).	1	None

Larry D. Kieszek * 747 Third Avenue New York, NY 10017 (Born 1950)	Director	Since 1997	Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to present).	1	None

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
Douglas S. Altabef 747 Third Avenue New York, NY 10017 (Born 1951)	Executive Vice President and Secretary	Since 2000	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1996 to present).	N/A	N/A

Steven G. Roukis, CFA 747 Third Avenue New York, NY 10017 (Born 1967)	Senior Vice President	Since 2000
Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Director of Research, Senior Vice President-Equity Research of Matrix Asset Advisors and various other positions within research (1994 – 2005).
				N/A	N/A

Jordan F. Posner 747 Third Avenue New York, NY 10017 (Born 1957)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Partner of David J. Greene & Co., an investment firm (1993 – 2005).	N/A	N/A

Lon F. Birnholz 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1999 to present).	N/A	N/A

Conall Duffin 747 Third Avenue New York, NY 10017 (Born 1975)	Assistant Vice President and Assistant Secretary	Since 2002	Marketing Associate, Matrix Asset Advisors, the Fund’s Advisor (2001 to present).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
Laurie S. Gaeta 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President, Chief Compliance Officer, AML Compliance Officer	Since 2008	Director of Operations and Chief Compliance Officer, Matrix Asset Advisors, the Fund’s Advisor (2002 to present).	N/A	N/A

*	Not an “interested person”, as that is defined by the 1940 Act.
†	Directors and Officers of the Fund serve until their resignation, removal or retirement.

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Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker
●
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
●
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
●
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
●
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
●
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
●
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report MATRIX ADVISORS VALUE FUND, INC. December 31, 2008 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By /s/ David A. Katz
                            David A. Katz, President/Treasurer

Date  3/3/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David A. Katz
                            David A. Katz, President/Treasurer

Date  3/3/09